Exhibit 99.2

 Fourth Quarter and Full Year 2022 Financial Results  February 23, 2023

 This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, or for the Company’s product candidates in the U.S., Europe, Japan or other markets, including separate regulatory approval for the Lamira® Nebulizer System in each market and for each usage; failure to successfully commercialize ARIKAYCE, the Company's only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the COVID-19 pandemic and efforts to reduce its spread on the Company’s business, employees, including key personnel, patients, partners and suppliers; risk that brensocatib or TPIP does not prove to be effective or safe for patients in ongoing and future clinical studies, including, for brensocatib, the ASPEN study; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully or in a timely manner complete the study to validate a patient reported outcome tool and the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company’s other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the risks and uncertainties associated with, and the perceived benefits of, the Company’s secured senior loan with certain funds managed by Pharmakon Advisors, LP and the Company’s royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the perceived impact of the restrictions on the Company’s operations under these agreements; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company’s product candidates that are approved in the future; failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; risk that the Company’s competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product the Company is developing for a particular indication; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and the Company’s other product candidates due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that the Company’s clinical studies will be delayed or that serious side effects will be identified during drug development; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business or agreements with the Company; the Company’s inability to attract and retain key personnel or to effectively manage the Company’s growth; the Company’s inability to successfully integrate its recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that the Company’s acquired technologies, products and product candidates are not commercially successful; the Company’s inability to adapt to its highly competitive and changing environment; risk that the Company is unable to maintain its significant customers; risk that government healthcare reform materially increases the Company’s costs and damages its financial condition; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting the Company, its suppliers, third-party service providers and potential partners; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE or the Company’s product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; risk that the Company’s operations are subject to a material disruption in the event of a cybersecurity attack or issue; business disruptions or expenses related to the upgrade to the Company’s enterprise resource planning system; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business, including any pricing reform, and failure to comply with such laws and regulations; the Company’s history of operating losses, and the possibility that the Company may never achieve or maintain profitability; goodwill impairment charges affecting the Company’s results of operations and financial condition; inability to repay the Company’s existing indebtedness and uncertainties with respect to the Company’s ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  Forward Looking Statements

 1H 2023  ASPEN enrollment completion (1Q)  Musculoskeletal preclinical data (2Q)  CNS preclinical data (2Q)  1st Musculoskeletal IND (2Q)  2H 2023  CRSsNP Phase 2 trial initiation (mid-2023)  ARISE topline results (3Q)  TPIP Interim dose titration safety & tolerability levels  ENCORE enrollment completion (YE)  1H 2024  PH-ILD Topline Results  Musculoskeletal Clinical data  ASPEN Topline Results (2Q)  Insmed is approaching transformative clinical data readouts from each of our four pillars, with the intent to represent a first-in-class or best-in-class treatment...  ARIKAYCE  Brensocatib  TPIP  Early Research

 Screening is complete in adult patients  FUTURE MILESTONES  Expecting enrollment completion in 1Q23  Toplines Results in 2Q24

 SAVE THE DATE  Insmed Research Day  Date: May 8, 2023  Place: New York City & virtual  Time: 8AM ET

 Unveiling World-leading Capabilities to Support the Next Chapter of our Growth  <20% of overall expenditures in the near term, reflects historical approach  Expected to generate at least 6 new INDs and/or Phase 1 studies by year-end 2025  Chemistry,   Formulation & Delivery  Gene Therapy  Deimmunized by Design  Rheumatology  Immunology  Improved Viral Capsids  Next-generation DPP1 inhibitor  Musculoskeletal IND – 1H23  CNS IND – Late ‘23 / Early ’24  Novel Protein Manufacturing  Increased efficacy and safety with decreased viral load  AI-driven protein engineering  Pre-clinical development underway  Capability to lower costs with higher yields  May 8, 2023

 All 8 submitted abstracts accepted for presentation, including:  ARIKAYCE adverse event mitigation in a real-world setting  Brensocatib WILLOW study: analysis by disease severity subgroup  May 19 – 24

Mid-2023

Brensocatib: Initiate Phase 2 Study in CRS without Nasal Polyps

- Potential first-in-disease therapy
- ~400K[1,2,3,4] addressable patients worldwide (severe population)
- ~70M patients in U.S. with CRSsNP[1], yet many do not respond to corticosteroids and/or Endoscopic Sinus Surgery (ESS)
- Initially targeting most severe patients who experience recurrence and potential surgery



Up to 5 weeks
Treatment period 24 weeks
4 weeks
Screening
R
Brensocatib 40 mg QD
Brensocatib 10 mg QD
Placebo QD
Off-treatment follow-up
Approximately ~270 patients
1:1:1
BASELINE
EOT
(primary analysis)
EOS

Primary Endpoint
Change in daily sinus total symptom score (sTSS)

[1]Cho et. al, Chronic Rhinosinusitis without Nasal Polyps J Allergy Clin Immunol Pract. 2016; 4(4): 575–582. doi:10.1016/j.jaip.2016.04.015; [2]Benjamin et. al, Clinical Characteristics of Patients with Chronic Rhinosinusitis without Nasal Polyps in an Academic Setting, J ALLERGY CLIN IMMUNOL PRACT VOLUME 7, NUMBER 3, MARCH 2019; [3]Patient level claims data analysis US ONLY (Komodo Health), proportion of actively managed CRS patients with no Dx codes for Nasal Polyps in patient history; Extrapolated to Europe5 and Japan; [4]Patient level claims data analysis US ONLY (Komodo Health), proportion of actively managed CRSsNP patients with ESS; Extrapolated to Europe5 and Japan

8

3Q 2023

ARIKAYCE: ARISE Topline Data

Goal of ARISE

Demonstrate a directional effect on differences in endpoints between treatment groups

PRO

- Compare differences in PRO results between the two treatment arms (respiratory and fatigue scores)

Culture Conversion

- Effect on culture conversion
- Time to culture conversion
- Associations between culture conversion and change in respiratory and fatigue scores

	U.S.	Japan	EU† Market
Refractory MAC lung disease	**12K-17K** (2019E)*	**15K-18K** (2018E)*	**1,400** (2018E)*
Diagnosed NTM Patients	**95-115K** (2019E)*	**125-145K** (2018E)*	**14K** (2018E)*

*Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US;
†European 5 comprised of France, Germany, Italy, Spain and the United Kingdom

insmed

9

 TPIP: Phase 2 Interim Blinded Dose Titration Data Offers Potential to De-Risk Program  Primary Endpoint  10  3:1 active : placebo  Safety and tolerability  Oxygenation  Approximately 32 participants randomized in the study   Change from baseline in pulmonary vascular resistance (PVR) at week 16  Primary Endpoint  Approximately 100 participants randomized   in the study   2:1 active : placebo  Full top line data in 1H24  4 weeks  TPIP 80-640 µg (MTD)*  inhalation capsules QD   Placebo  inhalation capsules QD   Screening  Treatment period  16 weeks  Baseline  EOT  (primary analysis)  EOS  4 weeks  Follow-up  Steady-state period  3-week titration period  Interim update: Dose levels  PH-ILD  PAH  *Maximum Tolerated Dose  2H 2023

 *Azithromycin (AZI), Ethambutol (ETH)  **Patients will be enrolled into separate open label extension study  Primary Endpoint  Change from Baseline to Month 13 (one month off treatment) in respiratory symptom score  Key Secondary Endpoint  Proportion of subjects achieving durable culture conversion at Month 15 (3 months off treatment)  Screening  Key Endpoints   Month 13   Culture Negativity Endpoint  Month 15  ARIKAYCE + AZI* + ETH*  Placebo + AZI + ETH  Months 1- 12  Adults with new MAC lung infection  (n=250)  Off Treatment**  Double-Blind Registration PMR Trial   ENCORE  R  Not for promotional use  DSMB Approved Study Continuation in March 2022  ARIKAYCE: ENCORE Enrollment Completion Anticipated  Year-End 2023

2Q 2024

Brensocatib: ASPEN Phase 3 Data Expected

Encouraging Blinded Event Rate in Most Recent 3 Months of Study, Consistent with WILLOW



Up to 6 weeks
Treatment period 52 weeks
Off treatment 4 weeks
Screening
1:1:1
Brensocatib 25 mg QD N=540
Brensocatib 10 mg QD N=540
Placebo QD N=540
Baseline day 1 randomization
EOT day 364

~1M
TOTAL DIAGNOSED NON-CF BRONCHIECTASIS PATIENTS AT LAUNCH[1]

U.S.	Japan*	EU5 Market*
~450K[2,3]	~150K	~400K

Up to 6.7M patients misdiagnosed or co-morbid with COPD or asthma that could represent additional patients beyond our initial launch focus

1. Assumes indication for non-cystic fibrosis bronchiectasis; 2. Weycker, et al. Prevalence and incidence of NCFBE among US adults in 2013. Chronic Respiratory Disease. 2017; 3. Insmed: Patient Level Claims Data Analysis and Internal Market Research; *Ex-US estimates are based on epi data research, Insmed market research and extrapolation of US focused claims and epi data analysis Patient Level Claims Data sourced from swoop/ipm.ai; †European 5 comprised of France, Germany, Italy, Spain and the United Kingdom

Primary Endpoint

- Rate of Adjudicated Pulmonary Exacerbations (PEs)

Key Secondary Endpoints

- Time to first adjudicated PE
- Percentage of participants who are PE free
- Change from baseline in Postbronchodilator Forced Expiratory Volume in 1 second (FEV1)
- Rate of severe adjudicated PEs

12

 Brensocatib: CF Phase 2 Topline Data Dose & Exposure Dependent Inhibition of Blood NSPs was Observed  Cathepsin G  Proteinase 3  Neutrophil Elastase  10 mg  25 mg  DOSE  40 mg  placebo  -14.7%  33.2%  54.9%  74.0%  11.3%  69.5%  86.9%  95.6%  2.5%  15.8%  37.2%  55.0%  NSP Activity Reduction Relative to Baseline on Day 29 (median):  Insmed Dataset: Nov 23, 2022  PK-NSP Relationships  FINDINGS  Measured NSP data were highly variable within and between subjects   Average inhibition on NSP activity was dose dependent, and the degree of inhibition appeared to be CatG > NE > Pr3  Brensocatib demonstrated inhibition of all 3 NSPs especially at the 25 and 40 mg dose levels  Clear correlations between NSP activity and brensocatib exposure (Cmax, AUC, trough concentration) or dose were observed  The Company concluded that an additional cohort evaluating a 65 mg dose of brensocatib is not needed in this patient population.     Ecmax (%inh)  Steady-state Exposure  13

 Brensocatib: CF Phase 2 Topline Data – Well-Toleratedwith No New Safety Signals Detected  FINDINGS  Thirteen participants in brensocatib arms and two in placebo reported 43 TEAEs  One reported SAE of pulmonary exacerbation in brensocatib 40 mg arm (not related). Four TEAEs were related to study drug (3 in brensocatib and 1 in placebo arms).  There were no deaths nor AESIs.     25 mg QD   n: 8 (%) AE  40 mg QD  n: 8 (%) AE  10 mg QD   n: 8 (%) AE  TEAE related to study treatment  Serious TEAE  DOSE  Serious TEAE related to study treatment  Any TEAE  n: 5 (%) AE  29 (%) AE  4 (50) 9  1 (12.5) 21  1 (12.5) 13  0  Brensocatib N:24  Pooled Placebo  Total  TEAE of Special Interest  TEAE related to COVID-194  TEAE resulting in Death  0  0  0  1 (12.5) 1  TEAE leading to study withdrawal  5 (62.5) 11  1 (12.5) 1  0  0  0  0  0  1 (12.5) 24  4 (50) 11  0  0  0  0  0  0  0  2 (40) 5  1 (20) 12  0  0  0  0  0  0  15 (51) 43  3 (10.3) 4  1 (3.4) 1  0  0  0  0  2 (6.9) 34  1Abdominal pain (temporal association), mild (3 event 2 participants)  2Chromaturia (temporal association), mild  3Pulmonary exacerbation  4Includes an TEAE of “fatigue” related to COVID-19  14  Insmed Dataset: Nov 23, 2022

 Global ARIKAYCE Revenues Support Clinical Development Pipeline  *Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US   †European 5 comprised of France, Germany, Italy, Spain and the United Kingdom  First-in-diseaseapproved product  Strongly recommendedfor use in international guidelines  Global Commercial Franchise  2023 Guidance  $285M - $300M  30% growth  vs. 2021

 Building Sustainable Growth by 2025  Commercial  1  2  3  4  ARIKAYCE  Brensocatib  TPIP*  Early-Stage Research  Refractory MAC lung disease  Frontline MAClung disease  Next Gen Manufacturing  Additional Technologies  Phase 3  <20% OF EXPENDITURES  Phase 2  Preclinical  Bronchiectasis  Pulmonary hypertension associated with interstitial lung disease (PH-ILD)  Pulmonary arterial hypertension (PAH)  Musculoskeletal   CNS  Ocular  Rheumatologic  >80% OF EXPENDITURES  Chronic Rhinosinusitis without Nasal Polyps (CRSsNP)  Cystic Fibrosis  Hidradenitis Suppurativa (HS)  U.S., Japan, EU† Market  U.S., Japan, EU† Market  U.S., Japan, EU† Market  U.S., Japan, EU† Market  † European 5 comprised of France, Germany, Italy, Spain and the United Kingdom*Treprostinil Palmitil Inhalation Powder  16

 Reliable Revenue Stream from ARIKAYCE Commercial Franchise  Cash position $1.15B as of 12/31/22  Supports all inflection points in next 18 months  30% revenue growth in 2022 over 2021  FY22 global revenue – $245.4 million   US – $186M  JP – $56.5M  EU + ROW – $2.9M  2023  Capital allocation  >80% of expenditures anticipated for mid to late-stage pipeline and commercial programs  <20% of expenditures anticipated for early-stage research  2023 revenue guidance: $285M to $300M   2022

Executing Against our Strategic Priorities

PRIORITIES

- **Leverage our reliable revenue stream** while carefully deploying capital
- **Produce topline clinical data readouts near and long term**
- **Advance commercial readiness activities** to serve significantly more patients with serious and rare diseases
- **Control spending**, prudently deploying capital to support the best return-generating opportunities

GUIDANCE

- 2023 revenue expectation of $285M to $300M
- >80% of expenditures focused on mid- to late-stage programs

CLINICAL MILESTONES NEXT 18 MONTHS

1H 2023

ASPEN enrollment completion (1Q)
Musculoskeletal preclinical data (2Q)
CNS preclinical data (2Q)
1st Musculoskeletal IND

2H 2023

CRSsNP Phase 2 trial initiation (mid-2023)
ARISE topline results (3Q)
TPIP Interim dose titration safety & tolerability levels
ENCORE enrollment completion (YE)
1st CNS IND (late 2023/early 2024)

1H 2024

PH-ILD Topline Results
Musculoskeletal Clinical data
ASPEN Topline Results (2Q)

insmed